Exhibit 10.2
Execution Copy
SECOND AMENDMENT TO SECOND-LIEN TERM LOAN CREDIT AGREEMENT
          SECOND AMENDMENT TO SECOND-LIEN TERM LOAN CREDIT AGREEMENT, dated as of November 9, 2009 (this “Second Amendment”), among RSC HOLDINGS II, LLC, a Delaware limited liability company (“Holdings”), RSC HOLDINGS III, LLC, a Delaware limited liability company (the “Parent Borrower”), RSC EQUIPMENT RENTAL, INC., an Arizona corporation (“RSC” and, together with the Parent Borrower, the “Borrowers” and each, a “Borrower”), various Lenders party to the Credit Agreement referred to below, and DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
          WHEREAS, Holdings, the Borrowers, the Lenders, and the Administrative Agent are a party to a Second-Lien Term Loan Credit Agreement, dated as of November 27, 2006 (as amended, modified and supplemented to, but not including, the date hereof, the “Credit Agreement”); and
          WHEREAS, subject to the terms and conditions of this Second Amendment, the parties hereto wish to amend and/or modify the Credit Agreement as herein provided;
          NOW, THEREFORE, the parties hereto hereby agree as follows:
ARTICLE 1
Definitions
          Section 1.1 Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, unless otherwise defined herein or the context otherwise requires.
ARTICLE 2
Amendments
          As of the Second Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as set forth in this Article Two.
          Section 2.1 Amendments to Subsection 1.1 of the Credit Agreement. Subsection 1.1 of the Credit Agreement (Definitions) is hereby amended by inserting in such subsection the following definitions in the appropriate alphabetical order:
     “Permitted Unsecured Notes”: notes or bonds of the Borrowers issued on or after November 2, 2009 pursuant to one or more indentures; provided that (i) the terms of the Indebtedness evidenced thereby do not provide for any scheduled repayment, mandatory redemption, sinking fund payment or final maturity prior to the date that is three months after the then latest Maturity Date of the Term Loans as of the date such Permitted Unsecured Notes are issued (other than redemptions, payments and repurchases by reason of the occurrence of any Change of Control, Asset Sale, Disposition or Recovery Event, or any event similar to any of the foregoing, provided that no such required redemption, payment or purchase based upon any Asset Sale or Recovery Event shall be required to the extent that the net cash proceeds of such Asset Sale or Recovery Event are required to be utilized to repay the Term Loans under this Agreement including pursuant to Section 7.12(b)); it being understood that the foregoing shall not apply to rights of acceleration after an event of default and other exercises of remedies under the respective issue of Permitted Unsecured Notes, (ii) the covenants and events of default applicable thereto shall be based upon prevailing market conditions for public offerings or private placements of high yield securities similar to such issuance of Permitted Unsecured Notes, but in any event shall not contain financial maintenance covenants or cross-default provisions (other than a cross-acceleration provision or a cross-payment default at final maturity provision), (iii) no Subsidiary of the Borrowers shall at any time be a guarantor of (or incur Guarantee Obligations with respect to) such Indebtedness unless the respective Subsidiary is at such time a Guarantor hereunder, and (iv) Permitted Unsecured Notes (and obligations with respect thereto) may not be secured by any Lien on any assets of Holdings or any of its Subsidiaries.
     “Permitted Unsecured Note Documents”: each Permitted Unsecured Note Indenture, the Permitted Unsecured Notes and each other document or agreement relating to the issuance of the Permitted Unsecured Notes, as the same may be amended, supplemented, waived or otherwise modified from time to time in accordance with the terms thereof and hereof.
     “Permitted Unsecured Note Indenture”: each indenture governing the Permitted Unsecured Notes, as the same may be amended, supplemented, waived or otherwise modified from time to time in accordance with the terms thereof.
     “Permitted Unsecured Notes Refinancing”: any refinancing of Permitted Unsecured Notes with another issue of Permitted Unsecured Notes; provided that (i) the refinancing Permitted Unsecured Notes must have a final maturity which is not earlier than the final maturity of the Permitted Unsecured Notes being refinanced and (ii) the principal amount (or accreted value, if applicable) of the Permitted Unsecured Notes issued for such refinancing (less any original issue discount, if applicable) does not exceed the principal amount (or accreted value, if applicable) of the Permitted Unsecured Notes so refinanced, except by an amount equal to unpaid accrued interest and premium (including applicable prepayment penalties) thereon plus fees and expenses (including any underwriting discounts or commissions) reasonably incurred in connection therewith.
     “Second Amendment”: the Second Amendment to this Agreement, dated as of November 9, 2009.
     “Second Amendment Effective Date”: as defined in the Second Amendment.
          Section 2.2 Amendment to Subsection 6.7(c) of the Credit Agreement. Subsection 6.7(c) of the Credit Agreement is hereby amended by deleting the text “ABL Loan Documents or the Senior Note Documents” in such subsection and inserting the text “ABL Loan

Documents, the Senior Note Documents or the Permitted Unsecured Note Documents” in lieu thereof.
          Section 2.3 Amendment to Subsection 7.1 of the Credit Agreement. Subsection 7.1 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of subsection 7.1(q), (ii) inserting the following new subsection 7.1(r) immediately after subsection 7.1(q):
     “(r) (i) Indebtedness in respect of Permitted Unsecured Notes; provided that 100% of the Net Cash Proceeds therefrom are applied no later than the fourth Business Day following the receipt thereof to permanently prepay the Term Loans in accordance with Section 3.4 (other than repurchases at a discount below par) and (ii) Indebtedness in respect of any Permitted Unsecured Notes Refinancing of Indebtedness incurred pursuant to this clause (r); and”
; and (ii) re-designating existing subsection 7.1(r) (prior to giving effect to clause (i) above) as new subsection 7.1(s).
          Section 2.4 Amendment to Subsection 7.1(o) of the Credit Agreement. Subsection 7.1(o) to the Credit Agreement is hereby amended by (i) inserting the phrase “(less any original issue discount, if applicable)” immediately after the phrase “the principal amount (or accreted value, if applicable) thereof” in clause (i) of the proviso to such subsection and (ii) inserting the phrase “(including any underwriting discounts or commissions)” immediately after the phrase “fees and expenses” in clause (i) of the proviso to such subsection.
          Section 2.5 Amendment to Subsection 7.3(i) of the Credit Agreement. Subsection 7.3(i) of the Credit Agreement is hereby amended by deleting the text “(other than any Indebtedness outstanding pursuant to subsections 7.1(b), (c), (d), (j), (k) and (q))” appearing in said subsection and inserting the text “(other than any Indebtedness outstanding pursuant to subsections 7.1(b), (c), (d), (j), (k), (q) and (r))” in lieu thereof.
          Section 2.6 Amendment to Subsection 7.3(l) of the Credit Agreement. Subsection 7.3(l) of the Credit Agreement is hereby amended and restated in its entirety as follows:
     “(l) Guarantee Obligations in respect of Indebtedness permitted pursuant to subsections 7.1(b), (c), (d) and (r), provided that (i) Guarantee Obligations in respect of Indebtedness permitted pursuant to subsections 7.1(b), 7.1(d) and 7.1(r) shall be permitted only so long as such Guarantee Obligations are incurred only by Guarantors or Borrowers and (ii) Guarantee Obligations in respect of Assumed Indebtedness permitted pursuant to subsection 7.1(c) shall be permitted to the extent no additional guarantors of such Indebtedness are added following the Closing Date;”
          Section 2.7 Amendment to Subsection 7.12(a) of the Credit Agreement. Subsection 7.12(a) of the Credit Agreement is hereby amended by inserting the text “, any of the Permitted Unsecured Notes” immediately following the text “any of the Senior Notes” appearing in said subsection.

          Section 2.8 Amendment to Subsection 7.12(b) of the Credit Agreement. Subsection 7.12(b) of the Credit Agreement is hereby amended by deleting the text “Senior Notes or” appearing in said subsection and inserting in lieu thereof the text “Senior Notes, any of the Permitted Unsecured Notes or, in each case,”.
          Section 2.9 Amendment to Subsection 7.12(f) of the Credit Agreement. Subsection 7.12(f) of the Credit Agreement is hereby amended by inserting the text “, the Permitted Unsecured Notes” immediately following the text “in respect of the Senior Notes” appearing in said subsection.
          Section 2.10 Amendment to Subsection 7.12 of the Credit Agreement. Subsection 7.12 of the Credit Agreement is hereby amended by inserting the following new clause (h) immediately after clause (g) appearing therein:
     “(h) Amend, supplement, waive or otherwise modify any of the provisions of any Permitted Unsecured Note Document (including pursuant to an extension, renewal, replacement or refinancing thereof):
     (i) which shortens the fixed maturity or increases the principal amount of, or increases the rate or shortens the time of payment of interest on, or increases the amount or shortens the time of payment of any principal or premium payable whether at maturity, at a date fixed for prepayment or by acceleration or otherwise of the Indebtedness evidenced by the Permitted Unsecured Notes, or increases the amount of, or accelerates the time of payment of, any fees or other amounts payable in connection therewith;
     (ii) which relates to any material affirmative or negative covenants or any events of default or remedies thereunder and the effect of which is to subject Holdings or any of its Subsidiaries to any more onerous or more restrictive provisions than those contained in similar public offerings or private placements of high yield securities that are based on prevailing market conditions; or
     (iii) which otherwise adversely affects the interests of the Lenders as senior secured creditors with respect to the Permitted Unsecured Notes or the interests of the Lenders under this Agreement or any other Loan Document in any material respect.
ARTICLE 3
Miscellaneous
          Section 3.1 Conditions to Effectiveness. This Second Amendment shall become effective on the date (the “Second Amendment Effective Date”) on which each of the following conditions shall have been satisfied:
     (i) Holdings, each Borrower and the Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of pdf, facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York,

NY 10036, Attention: Po Saidi (facsimile number: 212-354-8113 / email address: psaidi@whitecase.com);
     (ii) the Borrowers shall have paid to the Administrative Agent for distribution to each Lender that executes and delivers to the Administrative Agent (or its designee) a counterpart hereof by 3:00 P.M. (New York City time) on November 9, 2009 (or such later date and time specified by the Borrowers and notified in writing to the Lenders by the U.S. Administrative Agent), a non-refundable cash fee (the “Amendment Fee”) in dollars in an amount equal to 5 basis points (0.05%) of the aggregate principal amount of all Initial Term Loans of such Lender outstanding on the Second Amendment Effective Date; and
     (iii) the Borrowers shall have paid to the Administrative Agent (or its applicable affiliate) all fees, costs and expenses (including, without limitation, reasonable legal fees and expenses) payable to the Administrative Agent (or its applicable affiliate) to the extent then required under Section 10.5 of the Credit Agreement.
          Section 3.2 Permitted Indebtedness; Issuance of Permitted Unsecured Notes. For the avoidance of doubt, the issuance of the Borrower’s 10 1/4% senior notes due 2019, including any issuance prior to the Second Amendment Effective Date (and the incurrence of Indebtedness thereby) shall not be deemed to be a utilization of the dollar basket set forth in subsection 7.1(s) of the Credit Agreement (after giving effect to this Second Amendment) but shall instead be deemed to be justified under subsection 7.1(r) of the Credit Agreement (after giving effect to this Second Amendment).
          Section 3.3 Representation and Warranties; No Defaults. In order to induce the Lenders to enter into this Second Amendment, Holdings and each Borrower hereby represent and warrant that:
     (a) no Default or Event of Default exists as of the Second Amendment Effective Date, both immediately before and immediately after giving effect to this Second Amendment; and
     (b) all of the representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on the Second Amendment Effective Date, both immediately before and immediately after giving effect thereto, with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date (unless such representation or warranty relates to a specific date, in which case such representation or warranty shall be true and correct in all material respects as of such specific date).
          Section 3.4 Continuing Effect; No Other Waivers or Amendments. This Second Amendment is limited as specified and shall not constitute or be deemed to constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document and shall not prejudice any right or rights that the Administrative Agent or the Lenders may have now or in the future under or in connection with the Credit Agreement or any other Loan Document. Except as expressly amended or waived hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms.
          Section 3.5 Counterparts. This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrowers and the Administrative Agent.
          Section 3.6 Payment of Fees and Expenses. The Borrowers agree to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Second Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of counsel to the Administrative Agent.
          Section 3.7 GOVERNING LAW. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
          Section 3.8 References to Credit Agreement. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby on the Second Amendment Effective Date.
* * *

          IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

RSC HOLDINGS II, LLC
By:	/s/ Kevin J. Groman
	Name:	Kevin J. Groman
	Title:	SVP — General Counsel

RSC HOLDINGS III, LLC
By:	/s/ Kevin J. Groman
	Name:	Kevin J. Groman
	Title:	SVP — General Counsel

RSC EQUIPMENT RENTAL, INC.
By:	/s/ Kevin J. Groman
	Name:	Kevin J. Groman
	Title:	SVP — General Counsel

RSC EQUIPMENT RENTAL OF CANADA LTD.
By:	/s/ Kevin J. Groman
	Name:	Kevin J. Groman
	Title:	SVP — General Counsel

Signature Page to First Amendment

DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent and as a Lender
By:	/s/ Marguerite Sutton
	Name:	Marguerite Sutton
	Title:	Director

By:	/s/ Paul O’Leary
	Name:	Paul O’Leary
	Title:	Director

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Deutsche Bank AG New York Branch

By:	DB Services New Jersey, Inc.

By:	/s/ Edward Schaffer
	Name:	Edward Schaffer
	Title:	Vice President

By:	/s/ Deirdre D. Cesario
	Name:	Deirdre D. Cesario
	Title:	Assistant Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Anchorage Crossover Credit Finance, Ltd.

By:	Anchorage Advisors, L.L.C., its Investment Manager

By:	/s/ Michael Aglialoro
	Name:	Michael Aglialoro
	Title:	Executive Vice President

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
American International Group, Inc.
By: AIG Global Investment Corp.,
Its Investment Adviser
AIG Bank Loan Fund Ltd.
By: AIG Global Investment Corp.
Its Investment Manager
Saturn CLO, Ltd.
By: AIG Global Investment Corp.,
its Collateral Manager
Galaxy III CLO, Ltd.
By: AIG Global Investment Corp.,
its Collateral Manager
Galaxy IV CLO, LTD
By: AIG Global Investment Corp.
its Collateral Manager
Galaxy V CLO, LTD
By: AIG Global Investment Corp.
its Collateral Manager
Galaxy VII CLO, LTD
By: AIG Global Investment Corp.
its Collateral Manager
Galaxy X CLO, LTD
By: AIG Global Investment Corp.
its Collateral Manager
STICHTING PENSIOENFONDS MEDISCH SPECIALISTEN
BY: AIG Global Investment Corp.
     Its Investment Manager
STICHTING PENSIOENFONDS VOOR HUISARTSEN
BY: AIG Global Investment Corp.
     Its Investment Manager

By:	/s/ [ILLEGIBLE]
Name:	[ILLEGIBLE]
Title:

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

BABSON CLO LTD. 2004-I
BABSON CLO LTD. 2005-I
BABSON CLO LTD. 2005-II
BABSON CLO LTD. 2005-III
BABSON CLO LTD. 2007-I
BABSON MID-MARKET CLO LTD. 2007-II
BABSON CLO LTD. 2008-I
BABSON CLO LTD. 2008-II
ARTUS LOAN FUND 2007-i, LTD.

By:	Babson Capital Management LLC as Collateral Manager

By:	/s/ Arthur McMahon
	Name:	Arthur McMahon
	Title:	Director

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Barclays Bank, PLC

By:	/s/ Alex Stromberg
	Name:	Alex Stromberg
Title:
Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Boston Harbor CLO 2004-1, Ltd.

By:	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	VP

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Grayston CLO II 2004 -1, LTD
By:	UrsaMine Credit Advisors, LLC
as its Collateral Manager

By:	/s/ Niall Rosenzweig
	Name:	Niall Rosenzweig
	Title:	President & Portfolio Manager

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Gallatin CLO III 2007-1, LTD As Assignee By: UrsaMine Credit Advisors, LLC as its Collateral Manager

By:	/s/ Niall Rosenzweig
	Name:	Niall Rosenzweig
	Title:	President & Portfolio Manager

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Gallatin Funding I, Ltd. By: UrsaMine Credit Advisors, LLC as its Collateral Manager

By:	/s/ Niall Rosenzweig
	Name:	Niall Rosenzweig
	Title:	President & Portfolio Manager

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Gallatin CLO II 2005 -1, LTD By: UrsaMine Credit Advisors, LLC as its Collateral Manager

By:	/s/ Niall Rosenzweig
	Name:	Niall Rosenzweig
	Title:	President & Portfolio Manager

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

By:	Callidus Debt Partners CDO Fund I, Ltd.

By:	Its Collateral Manager,
Callidus Capital Management, LLC

By:	/s/ Ira Ginsburg
	Name:	Ira Ginsburg
	Title:	Principal

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Capital Research and Management Company, for and on behalf of the following Lenders:

American High-Income Trust

American Funds Insurance Series, High-Income Bond Fund

By:	/s/ Michael Downer
	Name:	Michael Downer
	Title:	Senior Vice President & Secretary

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Carlyle High Yield Partners IV, Ltd.

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Carlyle High Yield Partners VIII, Ltd.

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Carlyle High Yield Partners VI, Ltd.

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Carlyle Loan Investment, Ltd.

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Carlyle Credit Partners Financing I, Ltd.

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Carlyle High Yield Partners X, Ltd.

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Carlyle High Yield Partners IX, Ltd.

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Carlyle High Yield Partners VIII, Ltd.

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Carlyle High Yield Partners VII, Ltd.

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Carlyle High Yield Partners VI, Ltd.

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Carlyle High Yield Partners IX, Ltd.

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Carlyle High Yield Partners X, Ltd.

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Carlyle High Yield Partners 2008-1, Ltd.

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Del Mar CLO I, Ltd.
By: Caywood-Scholl Capital Management, LLC. As Collateral Manager

By:	/s/ Tom Saake
	Name:	Tom Saake
	Title:	Managing Director

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Prudential Ret I/A Co.
By: Caywood-Scholl Capital Management, LLC. As Collateral Manager

By:	/s/ Tom Saake
	Name:	Tom Saake
	Title:	Managing Director

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

San Antonio Employee City Public Svc. Pension
By: Caywood-Scholl Capital Management, LLC. As Collateral Manager

By:	/s/ Tom Saake
	Name:	Tom Saake
	Title:	Managing Director

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

HCA Master Retirement
By: Caywood-Scholl Capital Management, LLC. As Collateral Manager

By:	/s/ Tom Saake
	Name:	Tom Saake
	Title:	Managing Director

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Chatham Asset High Yield Master Fund, Ltd.

By: Chatham Asset Management, LLC
Investment Advisor

By:	/s/ Kevin O’Malley
	Name:	Kevin O’Malley
	Title:	Member

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Chatham Asset Leveraged Loan Offshore Fund, Ltd.

By: Chatham Asset Management, LLC
Investment Advisor

By:	/s/ Kevin O’Malley
	Name:	Kevin O’Malley
	Title:	Member

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Eagle Master Fund Ltd.

By: Citi Alternative Investments LLC,
as Investment Manager for and on behalf of
Eagle Master Fund Ltd.

By:	/s/ Roger Yee
	Name:	Roger Yee
	Title:	VP

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

REGATTA FUNDING LTD.

By: Citi Alternative Investments LLC,
attorney-in-fact

By:	/s/ Roger Yee
	Name:	Roger Yee
Title: VP

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Citibank, N.A.

By:	/s/ Brian Blessing
	Name:	Brian Blessing
	Title:	Attorney-in-Fact

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTIONS

CSAM Funding II

CSAM Funding III

CSAM Funding IV

Atrium CDO

Castle Garden Funding

Credit Suisse Syndicated Loan Fund
By: Credit Suisse Alternative Capital, Inc., as Agent(Subadvisor) for Credit Suisse Asset Management (Australia) Limited, the Responsible Entity for Credit Suisse Syndicated Loan Fund

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

BRIDGEPORT CLO LTD. By: Deerfield Capital Management LLC as its Collateral Manager
By:	/s/ Ken Selle
	Name:	Ken Selle
	Title:	Managing Director

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

BURR RIDGE CLO Plus LTD. By: Deerfield Capital Management LLC as its Collateral Manager
By:	/s/ Ken Selle
Name: Ken Selle
Title: Managing Director

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

CUMBERLAND II CLO LTD. By: Deerfield Capital Management LLC as its Collateral Manager
By:	/s/ Ken Selle
	Name:	Ken Selle
	Title:	Managing Director

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

FOREST CREEK CLO, Ltd By: Deerfield Capital Management LLC as its Collateral Manager
By:	/s/ Ken Selle
	Name:	Ken Selle
	Title:	Managing Director

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

LONG GROVE CLO LTD By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Ken Selle
	Name:	Ken Selle
	Title:	Managing Director

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

MARQUETTE PARK CLO LTD By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Ken Selle
	Name:	Ken Selle
	Title:	Managing Director

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

MARKET SQUARE CLO, Ltd. By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Ken Selle
	Name:	Ken Selle
	Title:	Managing Director

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

SCHILLER PARK CLO LTD. By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Ken Selle
	Name:	Ken Selle
	Title:	Managing Director

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Delaware VIP Trust- Delaware VIP Limited Term
Diversified Income Series

By:	/s/ J. David Hillmeyer
	Name:	J. David Hillmeyer
	Title:	Vice President

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Delaware Group Limited-Term Government Funds -
Delaware Limited-Term Government Fund

By:	/s/ J. David Hillmeyer
	Name:	J. David Hillmeyer
	Title:	Vice President

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Lincoln National Life Insurance Co.

By:	/s/ J. David Hillmeyer
	Name:	J. David Hillmeyer
	Title:	Vice President

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Delaware VIP Trust - Delaware VIP Diversified Income
Series

By:	/s/ J. David Hillmeyer
	Name:	J. David Hillmeyer
	Title:	Vice President

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Delaware Group Advisor Funds- Delaware Diversified
Income Fund

By:	/s/ J. David Hillmeyer
	Name:	J. David Hillmeyer
	Title:	Vice President

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Dryden VII – Leveraged Loan CDO 2004

By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ George Edwards
Name:
Title:

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Dryden VIII — Leveraged Loan CDO 2005

By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ George Edwards
Name:
Title:

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Dryden IX — Senior Loan Fund 2005 p.l.c

By: Prudential Investment Management, Inc., Collateral Manager

By:	/s/ George Edwards
Name:
Title:

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Dryden XI — Leveraged Loan CDO 2006

By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ George Edwards
Name:
Title:

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Dryden XVI — Leveraged Loan CDO 2006

By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ George Edwards
Name:
Title:

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Dryden XVIII Leveraged Loan 2007 Ltd.

By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ George Edwards
Name:
Title:

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Dryden XXI Leveraged Loan CDO LLC

By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ George Edwards
Name:
Title:

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Eagle Creek CLO, Ltd.

By:	/s/ Bryan Higgins
	Name:	Bryan Higgins
	Title:	Authorized Signor

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Fall Creek CLO, Ltd.

By:	/s/ Bryan Higgins
	Name:	Bryan Higgins
	Title:	Authorized Signor

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Transamerica Partners High Yield Bond Portfolio

By:	Eaton Vance Management as investment advisor.

By:	/s/ Thomas P. Huggins
	Name:	Thomas P. Huggins
	Title:	Vice President

Eaton Vance Emerald US High Yield Bond Fund
By:	Boston Management and Research as investment advisor

By:	/s/ Thomas P. Huggins
	Name:	Thomas P. Huggins
	Title:	Vice President

Eaton Vance Collective Investment Trust For EBP Plans-High Yield Fund
By:	Eaton Vance Trust Company as investment advisor

By:	/s/ Thomas P. Huggins
	Name:	Thomas P. Huggins
	Title:	Vice President

Signature Page to Second Amendment

High Income Opportunities Portfolio
By:	Boston Management and Research as investment advisor

By:	/s/ Thomas P. Huggins
	Name:	Thomas P. Huggins
	Title:	Vice President

Boston Income Portfolio
By:	Boston Management and Research as investment advisor

By:	/s/ Thomas P. Huggins
	Name:	Thomas P. Huggins
	Title:	Vice President

Plymouth County Retirement Association
By:	Eaton Vance Management as investment advisor.

By:	/s/ Thomas P. Huggins
	Name:	Thomas P. Huggins
	Title:	Vice President

The Regents of the University of California
By:	Eaton Vance Management as investment advisor.

By:	/s/ Thomas P. Huggins
	Name:	Thomas P. Huggins
	Title:	Vice President

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

EQUIPMENT RENTAL INVESTORS TRUST

By: Wilmington Trust Company, not in its individual capacity, but solely as owner trustee under the Trust Agreement dated November 30, 2006

By:	/s/ Joseph B. Feil
	Name:	Joseph B. Feil
	Title:	Vice President

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

HFR DS Feingold O’Keeffe Master Trust

By:	/s/ Ian O’Keeffe
	Name:	Ian O’Keeffe
	Title:	Partner

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Feingold O’Keeffe Master Fund, LTD.

By:	/s/ Ian O’Keeffe
	Name:	Ian O’Keeffe
	Title:	Partner

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Feingold O’Keeffe Distressed Loan Master Fund, LTD.

By:	/s/ Ian O’Keeffe
	Name:	Ian O’Keeffe
	Title:	Partner

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Fidelity Summer Street Trust: Fidelity High Income Fund

By:	/s/ Paul Murphy
	Name:	Paul Murphy
	Title:	Assistant Treasurer

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Fidelity Central Investment Portfolios LLC: Fidelity
High Income Central Fund 2

By:	/s/ Paul Murphy
	Name:	Paul Murphy
	Title:	Assistant Treasurer

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

The Assets Management Committee of the Coca-Cola Company Master Retirement Trust,
By: Pyramis Global Advisors Trust Company, as Investment Manager under Power of Attorney

By:	/s/ Lynn M. Farrand
	Name:	Lynn M. Farrand
	Title:	Director

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Pyramis High Yield Fund, LLC,
By: Pyramis Global Advisors Trust Company, as Investment Manager under Power of Attorney

By:	/s/ Lynn M. Farrand
	Name:	Lynn M. Farrand
	Title:	Director

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Franklin Floating Rate Daily Access Fund

By:	/s/ Madeline Lam
	Name:	Madeline Lam
	Title:	Assistant Vice President

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Franklin Floating Rate Master Series

By:	/s/ Madeline Lam
	Name:	Madeline Lam
	Title:	Assistant Vice President

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Franklin Templeton Series II Funds
Floating Rate II Fund

By:	/s/ Madeline Lam
	Name:	Madeline Lam
	Title:	Assistant Vice President

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Franklin CLO V, Limited

By:	/s/ David Ardini
	Name:	David Ardini
	Title:	Vice President

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Franklin CLO VI, Limited

By:	/s/ David Ardini
	Name:	David Ardini
	Title:	Vice President

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Genesis CLO 2007-1 Ltd.

By:	/s/ Claude A. Baum
	Name:	Claude A. Baum, Esq.
	Title:	General Counsel Ore Hill Partners LLC

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

280 FUNDING I
By: GSO Capital Partners LP, as Portfolio Manager

By:	/s/ George Fan
Name: George Fan
Title: Authorized Signatory

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

GSO Domestic Capital Funding LLC
By:	GSO Capital Partners LP as Collateral Manager

By:	/s/ George Fan
Name: George Fan
Title: Authorized Signatory

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

GALE FORCE 1 CLO, LTD.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

GALE FORCE 2 CLO, LTD.
By GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

GALE FORCE 3 CLO, LTD.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

FOXE BASIN CLO 2003, LTD.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

HUDSON STRAITS CLO 2004, LTD.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Chelsea Park CLO Ltd.
By: GSO Debt Funds Management LLC
as Collateral Manager

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST “WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

FRIEDBERGMILSTEIN PRIVATE CAPITAL FUND I
By: GSO / Blackstone Debt Funds Management LLC as Subadviser to FriedbergMilstein LLC

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

GULF STREAM-COMPASS CLO 2003-I, LTD
By: Gulf Stream Asset Management LLC As Collateral Manager

GULF STREAM-COMPASS CLO 2005-I, LTD
By: Gulf Stream Asset Management LLC As Collateral Manager

GULF STREAM-COMPASS CLO 2005-II, LTD
By: Gulf Stream Asset Management LLC As Collateral Manager

GULF STREAM-SEXTANT CLO 2006-I, LTD
By: Gulf Stream Asset Management LLC As Collateral Manager

GULF STREAM-RASHINBAN CLO 2006-I, LTD
By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Barry K. Love
	Name:	Barry K. Love
	Title:	Chief Credit Officer

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Hartford Floating Rate Fund

By:	/s/ Francesco Ossino
	Name:	Francesco Ossino
	Title:	Senior Vice President

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Aberdeen Loan Funding Ltd
By: Highland Capital Management, L.P., As Collateral Manager
By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Loan Funding IV LLC
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Gleneagles CLO, Ltd.
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Greenbriar CLO, Ltd.
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc. Its General Partner

By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Highland Loan Funding V Ltd.
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Jasper CLO, Ltd.
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
Name: Jason Post
Title: Operations Director
Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Rockwall CDO LTD.
By: Highland Capital Management, L.P. As Collateral Manager
By: Strand Advisors, Inc., It’s General Partner

By:	/s/ Jason Post
Name: Jason Post
Title: Operations Director
Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Stratford CLO, Ltd.
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
Name: Jason Post
Title: Operations Director
Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Loan Funding VII LLC
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

`	By:	/s/ Jason Post
Name: Jason Post
Title: Operations Director
Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

JPMorgan High Yield Fund

By:	/s/ William J. Morgan
	Name:	William J. Morgan
	Title:	Managing Director

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Louisiana State Employees’ Retirement System

By:	/s/ William J. Morgan
	Name:	William J. Morgan
	Title:	Managing Director

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

LightPoint CLO 2004-1, Ltd.

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

LightPoint CLO III, Ltd.

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

LightPoint CLO V, Ltd.

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

GMAM Investment Funds Trust

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Lehman Brothers First Trust Income Opportunity Fund

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Neuberger Berman High Income Bond Fund

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Neuberger Berman Income Opportunity Fund, Inc.

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Ohio Police & Fire Pension Fund

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Plumbers & Pipefitters National Pension Fund

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Principal Investors Fund, Inc. – High Yield Fund

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

LIBERTY MUTUAL FIRE INSURANCE COMPANY

By:	/s/ Sheila Finnerty
	Name:	Sheila Finnerty
	Title:	Vice President

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

LIBERTY MUTUAL INSURANCE COMPANY

By:	/s/ Sheila Finnerty
	Name:	Sheila Finnerty
	Title:	Vice President

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Lord Abbett Investment Trust – Lord Abbett Floating Rate Fund

By:	/s/ Elizabeth Maclean
	Name:	Elizabeth Maclean
	Title:	PORTFOLIO MANAGER

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Latitude CLO III, Ltd.

By:	/s/ Kirk Wallace
	Name:	Kirk Wallace
	Title:	Senior Vice President
Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
Marret Asset Management Inc. as sub-advisor for the following Funds:

Teachers’ Retirement Allowances Fund	1,670,000
Dynamic High Yield Bond Fund	18,460,000
Marret High Yield Hedge Limited Partnership	175,000
Newport Yield Fund	860,000
Skylon High Yield & Mortgage Plus Fund	865,000
Marret Master Fund SPC on behalf of Marret High Yield Segregated Portfolio	70,000
Arrow High Yield Fund	1,715,000
Dynamic Value Balanced Fund	3,720,000
Divisi Yield Income Fund	300,000
GS + A High Yield Hedge Fund	935,000
Dynamic Value Balanced Class	450,000
Greystone High Yield Bond Fund	40,000
Marret High Yield Bond Fond (Pooled)	1,285,000
Marret HYS Trust	1,355,000
Aurion Canadian Bond Fund	550,000
Ontario Pension Board	1 ,000,000

By:	/s/ Adrian Prenc
	Name:	Adrian Prenc
	Title:	Vice President

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

METROPOLITAN LIFE INSURANCE COMPANY

By:	/s/ Matthew J. McInerny
	Name:	Matthew J. McInerny
	Title:	Director

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Metropolitan West High Yield Bond Fund

By:	/s/ Joseph D. Hattesohl
	Name:	Joseph D. Hattesohl
	Title:	Treasurer

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

International Global Sicav US High Yield

By:	/s/ Joseph D. Hattesohl
METWEST By: Metropolitan West Asset Management, LLC, as agent
Joseph D. Hattesohl Chief Financial Officer

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

VENTURE III CDO LIMITED
By its investment advisor,
MJX Asset Management LLC

By:	/s/ Martin Davey
	Name:	Martin Davey
	Title:	Managing Director

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

VENTURE IV CDO LIMITED
By its investment advisor,
MJX Asset Management LLC

By:	/s/ Martin Davey
	Name:	Martin Davey
	Title:	Managing Director

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

VENTURE V CDO LIMITED
By its investment advisor,
MJX Asset Management LLC

By:	/s/ Martin Davey
	Name:	Martin Davey
	Title:	Managing Director

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

OAK HILL CREDIT PARTNERS II, LIMITED		OAK HILL CREDIT PARTNERS III, LIMITED

By: Oak Hill CLO Management II, LLC As Investment Manager		By: Oak Hill CLO Management III, LLC As Investment Manager

By:	/s/ Scott D. Krase	By:	/s/ Scott D. Krase
Name:	Scott D. Krase	Name:	Scott D. Krase
Title:	Authorized Person	Title:	Authorized Person

OAK HILL CREDIT PARTNERS IV, LIMITED		OAK HILL CREDIT PARTNERS V, LIMITED

By: Oak Hill CLO Management IV, LLC		By: Oak Hill Advisors, L.P.
As Investment Manager		As Portfolio Manager

By:	/s/ Scott D. Krase	By:	/s/ Scott D. Krase

Name:	Scott D. Krase	Name:	Scott D. Krase
Title:	Authorized Person	Title:	Authorized Person

STICHTING PENSIOENFONDS METAAL EN TECHNIEK		STICHTING PENSIOENFONDS VAN DE METALEKTRO (PME) (fka STICHTING BEDRIJFSTAKPENSIOENFONDS VOOR DE METALEKTRO)

By: Oak Hill Advisors, L.P. As Investment Manager		By: Oak Hill Advisors, L.P. As Investment Manager

By:	/s/ Scott D. Krase	By:	/s/ Scott D. Krase
Name:	Scott D. Krase	Name:	Scott D. Krase
Title:	Authorized Person	Title:	Authorized Person
Signature Page to Second Amendment

OHA CAPITAL SOLUTION FINANCING (OFFSHORE), LTD.

By:	/s/ Scott D. Krase

Name:	Scott D. Krase
Title:	Authorized Person

OHA FINLANDIA CREDIT FUND

By:	/s/ Scott D. Krase

Name:	Scott D. Krase
Title:	Authorized Person

OHA STRATEGIC CREDIT FUND, L.P.

By:	OHA Strategic Credit GenPar, LLC, its General Partner

By:	/s/ Scott D. Krase

Name:	Scott D. Krase
Title:	Authorized Person

OHA STRATEGIC CREDIT MASTER FUND (PARALLEL II), L.P.

By:	OHA Strategic Credit GenPar, LLC,

its General Partner

By:	/s/ Scott D. Krase

Name:	Scott D. Krase
Title:	Authorized Person

OHSF FINANCING, LTD.

By:	/s/ Scott D. Krase

Name:	Scott D. Krase
Title:	Authorized Person

OHA CAPITAL SOLUTIONS FINANCING (ONSHORE), LTD.

By:	/s/ Scott D. Krase

Name:	Scott D. Krase
Title:	Authorized Person

OHA PARK AVENUE CLO I, LTD.

By: Oak Hill Advisors, L.P. As Investment Manager

By:	/s/ Scott D. Krase

Name:	Scott D. Krase
Title:	Authorized Person

OHA STRATEGIC CREDIT FUND (PARALLEL I), L.P.

By:	OHA Strategic Credit GenPar, LLC, its General Partner

By:	/s/ Scott D. Krase

Name:	Scott D. Krase
Title:	Authorized Person

OHA HILL CREDIT OPPORTUNITIES FINANCING, LTD.

By:	/s/ Scott D. Krase

Name:	Scott D. Krase
Title:	Authorized Person

OHSF II FINANCING, LTD.

By:	/s/ Scott D. Krase

Name:	Scott D. Krase
Title:	Authorized Person

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Oaktree Senior Loan Fund L.P.
By:	Oaktree Senior Loan fund GP, L.P.
Its:	General Partner

By:	Oaktree Fund GP II, L.P.
Its:	General Partner

/s/ Desmund Shirazi

Name:	Desmund Shirazi
Title:	Authorized Signatory

/s/ William Melanson

Name:	William Melanson
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
Oaktree TT Multi-Strategy Fund, L.P.
By: Oaktree TT Multi-Strategy Fund GP, L.P.
Its: General Partner
By: Oaktree Fund GP, LLC
Its: General Partner
By: Oaktree Fund 1, L.P.
Its: Managing Member

/s/ Desmund Shirazi
Name:	Desmund Shirazi
Title:	Authorized Signatory

/s/ William Melanson
Name:	William Melanson
Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
The Public Education Employee Retirement of Missouri
By: Oaktree Capital Management, L.P.
Its: Investment Manager

/s/ Desmund Shirazi
Name:	Desmund Shirazi
Title:	Authorized Signatory

/s/ William Melanson
Name:	William Melanson
Title	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
The Public School Retirement System of Missouri
By: Oaktree Capital Management, L.P.
Its: Investment Manager

/s/ Desmund Shirazi
Name:	Desmund Shirazi
Title:	Authorized Signatory

/s/ William Melanson
Name:	William Melanson
Title	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
The Delaware Public Employees’ Retirement System
By: Oaktree Capital Management, L.P.
Its: Investment Manager

/s/ Desmund Shirazi
Name:	Desmund Shirazi
Title:	Authorized Signatory

/s/ William Melanson
Name:	William Melanson
Title	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
Oaktree High Yield Fund II, L.P.
By: Oaktree Capital Management, L.P.
Its: General Partner

/s/ Desmund Shirazi
Name:	Desmund Shirazi
Title:	Authorized Signatory

/s/ William Melanson
Name:	William Melanson
Title	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
Oaktree High Yield Trust
By: Oaktree Capital Management, L.P.
Its: Investment Manager

/s/ Desmund Shirazi
Name:	Desmund Shirazi
Title:	Authorized Signatory

/s/ William Melanson
Name:	William Melanson
Title	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
Oaktree High Yield Limited Partnership
By: Oaktree Capital Management, L.P.
Its: General Partner

/s/ Desmund Shirazi
Name:	Desmund Shirazi
Title:	Authorized Signatory

/s/ William Melanson
Name:	William Melanson
Title	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
Fonds Voor Gemene Rekening Beroepsvervoer — HY
By: Oaktree Capital Management, L.P.
Its: Investment Manager

/s/ Desmund Shirazi
Name:	Desmund Shirazi
Title:	Authorized Signatory

/s/ William Melanson
Name:	William Melanson
Title	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
WM Pool — High Yield Fixed Interest Trust
By: Oaktree Capital Management, L.P.
Its: Investment Manager

/s/ Desmund Shirazi
Name:	Desmund Shirazi
Title:	Authorized Signatory

/s/ William Melanson
Name:	William Melanson
Title	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
Chrysler LLC Master Retirement Trust
By: Oaktree Capital Management, L.P.
Its: Investment Manager

/s/ Desmund Shirazi
Name:	Desmund Shirazi
Title:	Authorized Signatory

/s/ William Melanson
Name:	William Melanson
Title	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
San Diego County Employees’ Retirement Association
By: Oaktree Capital Management, L.P.
Its: Investment Manager

/s/ Desmund Shirazi
Name:	Desmund Shirazi
Title:	Authorized Signatory

/s/ William Melanson
Name:	William Melanson
Title	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
Employees’ Retirement Fund of the City of Dallas
By: Oaktree Capital Management, L.P.
Its: Investment Manager

/s/ Desmund Shirazi
Name:	Desmund Shirazi
Title:	Authorized Signatory

/s/ William Melanson
Name:	William Melanson
Title	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
Iowa Public Employees’ Retirement System
By: Oaktree Capital Management, L.P.
Its: Investment Manager

/s/ Desmund Shirazi
Name:	Desmund Shirazi
Title:	Authorized Signatory

/s/ William Melanson
Name:	William Melanson
Title	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
International Paper Company Commingled
Investment Group Trust
By: Oaktree Capital Management, L.P.
Its: Investment Manager

/s/ Desmund Shirazi
Name:	Desmund Shirazi
Title:	Authorized Signatory

/s/ William Melanson
Name:	William Melanson
Title	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
PG&E Corporation Retirement Master Trust
By: Oaktree Capital Management, L.P.
Its: Investment Manager

/s/ Desmund Shirazi
Name:	Desmund Shirazi
Title:	Authorized Signatory

/s/ William Melanson
Name:	William Melanson
Title	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Pacific Gas & Electric Company Post Retirement Medical Plan Trust for Non-Management Employees and Retirees

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

/s/ Desmund Shirazi
Name:	Desmund Shirazi
Title:	Authorized Signatory

/s/ William Melanson
Name:	William Melanson
Title	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

UMC Benefit Board, Inc.

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

/s/ Desmund Shirazi
Name:	Desmund Shirazi
Title:	Authorized Signatory

/s/ William Melanson
Name:	William Melanson
Title	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Texas County & District Retirement System

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

/s/ Desmund Shirazi
Name:	Desmund Shirazi
Title:	Authorized Signatory

/s/ William Melanson
Name:	William Melanson
Title	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

GMAM Investment Funds Trust

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

/s/ Desmund Shirazi
Name:	Desmund Shirazi
Title:	Authorized Signatory

/s/ William Melanson
Name:	William Melanson
Title	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Tripar Partnership

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

/s/ Desmund Shirazi
Name:	Desmund Shirazi
Title:	Authorized Signatory

/s/ William Melanson
Name:	William Melanson
Title	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Lucent Technologies Inc. Master Pension Trust
Solely with respect to the assets of the Trust managed
by Oaktree Capital Management, L.P.

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

/s/ Desmund Shirazi
Name:	Desmund Shirazi
Title:	Authorized Signatory

/s/ William Melanson
Name:	William Melanson
Title	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

IBM Personal Pension Plan Trust

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

/s/ Desmund Shirazi
Name:	Desmund Shirazi
Title:	Authorized Signatory

/s/ William Melanson
Name:	William Melanson
Title	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Microsoft Global Finance

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

/s/ Desmund Shirazi
Name:	Desmund Shirazi
Title:	Authorized Signatory

/s/ William Melanson
Name:	William Melanson
Title	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

The State Teachers Retirement System of Ohio

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

/s/ Desmund Shirazi
Name:	Desmund Shirazi
Title:	Authorized Signatory

/s/ William Melanson
Name:	William Melanson
Title	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Caterpillar Inc. Pension Master Trust

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

/s/ Desmund Shirazi
Name:	Desmund Shirazi
Title:	Authorized Signatory

/s/ William Melanson
Name:	William Melanson
Title	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

TMCT II, LLC

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

/s/ Desmund Shirazi
Name:	Desmund Shirazi
Title:	Authorized Signatory

/s/ William Melanson
Name:	William Melanson
Title	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Arch Reinsurance Ltd.

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

/s/ Desmund Shirazi
Name:	Desmund Shirazi
Title:	Authorized Signatory

/s/ William Melanson
Name:	William Melanson
Title	Authorized Signatory.

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Central States, Southeast and Southwest Areas Pension Fund
By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

/s/ Desmund Shirazi
Name:	Desmund Shirazi
Title:	Authorized Signatory

/s/ William Melanson
Name:	William Melanson
Title	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Ace Tempest Reinsurance Ltd.

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

/s/ Desmund Shirazi
Name:	Desmund Shirazi
Title:	Authorized Signatory

/s/ William Melanson
Name:	William Melanson
Title	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

TMCT, LLC

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

/s/ Desmund Shirazi
Name:	Desmund Shirazi
Title:	Authorized Signatory

/s/ William Melanson
Name:	William Melanson
Title	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
Potential CLO I Ltd.
By: Octagon Credit Investors, LLC
        as Attorney in Fact
Octagon Investment Partners V, Ltd.
By: Octagon Credit Investors, LLC
        as Portfolio Manager
Octagon Investment Partners VI, Ltd.
By: Octagon Credit Investors, LLC
        as collateral manager
Octagon Investment Partners VII, Ltd.
By: Octagon Credit Investors, LLC
        as collateral manager
Octagon Investment Partners VIII, Ltd.
By: Octagon Credit Investors, LLC
        as collateral manager
Octagon Investment Partners IX, Ltd.
By: Octagon Credit Investors, LLC
        as Manager
Octagon Investment Partners X, Ltd.
By: Octagon Credit Investors, LLC
        as Collateral Manager
Hamlet II, Ltd.
By: Octagon Credit Investors, LLC
        as Portfolio Manager

By:	/s/ Thomas A. Connors
	Name:	Thomas A. Connors
	Title:	Chief Financial & Administrative Officer

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
Fairway Loan Funding Company
By: Pacific Investment Management Company LLC,
       as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
Mayport CLO Ltd.
By: Pacific Investment Management Company LLC,
       as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION:
Pioneer Global High Yield Fund
Pioneer High Income Trust
Pioneer Floating Rate Fund
Pioneer Diversified High Income Trust
Pioneer Institutional Solutions — Credit
Opportunities
By: Pioneer Investment Management, Inc.

By:	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Assistant Secretary and Associate General Counsel
Montpelier Investments Holdings Ltd.
Stichting Pensioenfonds voor Huisartsen
Stichting Pensioenfonds Medische Specialisten
By: Pioneer Institutional Asset Management, Inc.

By:	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Assistant Secretary and Associate General Counsel

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION

Primus CLO I, Ltd., By Primus Asset Mgt its Portfolio Mgr

By:	/s/ N. J. Campbell, Jr.
	Name:	N. J. Campbell, Jr.
	Title:	PM

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
Principal Life Insurance Company On Behalf Of One or More Separate Accounts (Principal Life Insurance Company, DBA Bond & Mortgage Separate Account)
By: Principal Global Investors, LLC
      a Delaware limited liability company,
      its authorized signatory

By:	/s/ Joellen J. Watts
Joellen J. Watts, Counsel

By:	/s/ Colin Pennycooke
Colin Pennycooke, Counsel
Principal Global Investors Fund — High Yield Fund
By: Principal Global Investors, LLC
       a Delaware limited liability company,
       its authorized signatory

By:	/s/ Joellen J. Watts
Joellen J. Watts, Counsel

By:	/s/ Colin Pennycooke
Colin Pennycooke, Counsel

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
Principal Funds, Inc. — High Yield Fund II
By: Principal Global Investors, LLC
       a Delaware limited liability company,
       its authorized signatory

By:	/s/ Joellen J. Watts
Joellen J. Watts, Counsel

By:	/s/ Colin Pennycooke
Colin Pennycooke, Counsel
Principal Variable Contracts Funds, Inc. — Bond & Mortgage Securities Account (f/k/a Principal Variable Contract Fund, Inc. — Bond and Mortgage Securities Fund)
By: Principal Global Investors, LLC
       a Delaware limited liability company,
       its authorized signatory

By:	/s/ Joellen J. Watts
Joellen J. Watts, Counsel

By:	/s/ Colin Pennycooke
Colin Pennycooke, Counsel

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
RBC DEXIA INVESTOR SERVICES TRUST AS
TRUSTEE FOR GM CANADA FOREIGN TRUST

By:	/s/ Sherri Smulewicz
	Name:	Sherri Smulewicz
	Title:	Client Service Manager

/s/ Kaye Martin
Kaye Martin
Manager, Client Service RBC Dexia Investor Services Trust

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
RiverSource Bond Series, Inc. — RiverSource
Floating Rate Fund

By:	/s/ Yvonne E. Stevens
	Name:	Yvonne E. Stevens
Title: Vice President and Senior Portfolio Manager, Co-Head of CDO Group

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
RiverSource Institutional Leveraged Loan Fund II, L.P.
By: RiverSource Investments, LLC
As: Investment Manager

By:	/s/ Yvonne E. Stevens
	Name:	Yvonne E. Stevens
	Title:	Assistant Secretary

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
Centurion CDO VI, Ltd.
By: RiverSource Investments, LLC
As: Collateral Manager

By:	/s/ Yvonne E. Stevens
	Name:	Yvonne E. Stevens
	Title:	Senior Managing Director

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
Centurion CDO VII Limited
By: RiverSource Investments, LLC
As: Collateral Manager

By:	/s/ Yvonne E. Stevens
	Name:	Yvonne E. Stevens
	Title:	Senior Managing Director

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
Centurion CDO 8 Limited
By: RiverSource Investments, LLC
As: Collateral Manager

By:	/s/ Yvonne E. Stevens
	Name:	Yvonne E. Stevens
	Title:	Senior Managing Director

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
Centurion CDO 9 Limited
By: RiverSource Investments, LLC
As: Collateral Manager

By:	/s/ Yvonne E. Stevens
	Name:	Yvonne E. Stevens
	Title:	Senior Managing Director

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
Cent CDO 10 Limited
By: RiverSource Investments, LLC
As: Collateral Manager

By:	/s/ Yvonne E. Stevens
	Name:	Yvonne E. Stevens
	Title:	Senior Managing Director

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Cent CDO XI Limited
By: RiverSource Investments, LLC
As: Collateral Manager

By:	/s/ Yvonne E. Stevens Name: Yvonne E. Stevens
Title: Senior Managing Director
Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
Cent CDO 12 Limited
By: RiverSource Investments, LLC
As: Collateral Manager

By:	/s/ Yvonne E. Stevens
	Name:	Yvonne E. Stevens
	Title:	Senior Managing Director

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
Cent CDO 14 Limited
By: RiverSource Investments, LLC
As: Collateral Manager

By:	/s/ Yvonne E. Stevens
	Name:	Yvonne E. Stevens
	Title:	Senior Managing Director

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
Cent CDO 15 Limited
By: RiverSource Investments, LLC
As: Collateral Manager

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
Sankaty Advisors, LLC as Collateral
Manager for AVERY POINT CLO,
LTD., as Term Lender

By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
Sankaty Advisors, LLC as Collateral
Manager for Castle Hill I -
INGOTS, Ltd., as Term Lender

By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
Sankaty Advisors, LLC as Collateral
Manager for Castle Hill III CLO,
Limited, as Term Lender

By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
Sankaty Advisors, LLC as Collateral
Manager for Loan Funding XI LLC,
As Term Lender

By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
Chatham Light II CLO, Limited, by
Sankaty Advisors LLC, as Collateral
Manager

By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
Katonah III, Ltd. by Sankaty
Advisors LLC as Sub-Advisors

By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
Katonah IV, Ltd. by Sankaty
Advisors, LLC as Sub-Advisors

By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
Sankaty Advisors, LLC as Collateral
Manager for Nash Point CLO,
            as Collateral Manager

By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
Sankaty Advisors, LLC as Collateral
Manager for Prospect Funding I,
LLC as Term Lender

By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
Sankaty Advisors, LLC as Collateral
Manager for Race Point II CLO,
Limited, as Term Lender

By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION
Sankaty Advisors, LLC as Collateral
Manager for Race Point III CLO,
Limited, as Term Lender

By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

      Race Point IV CLO, Ltd

By:	Sankaty Advisors, LLC
as Collateral Manager

By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Nob Hill CLO, Limited

By:	/s/ Bradley Kane
	Name:	Bradley Kane
	Title:	Portfolio Manager

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Nob Hill CLO II, Limited

By:	/s/ Bradley Kane
	Name:	Bradley Kane
	Title:	Portfolio Manager

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Virtus High Yield Fund

By:	/s/ Teppo Jaakkola
	Name:	Teppo Jaakkola
Title:

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Virtus High Yield Income Fund

By:	/s/ Teppo Jaakkola
	Name:	Teppo Jaakkola
Title:

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

      Westbrook CLO, Ltd.

By:	Shenkman Capital Management, Inc., as
Investment Manager

By	/s/ Richard H. Weinstein
	Name:	Richard H. Weinstein
	Title:	Executive Vice President

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

      Teachers’ Retirement System of Louisiana
      (Shenkman — BANK LOAN ACCOUNT)

By:	Shenkman Capital Management, Inc., as
Investment Manager

By	/s/ Richard H. Weinstein
	Name:	Richard H. Weinstein
	Title:	Executive Vice President

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

      State of Connecticut Retirement Plans and Trust
      Funds

By:	Shenkman Capital Management, Inc., as
Investment Manager

By	/s/ Richard H. Weinstein
	Name:	Richard H. Weinstein
	Title:	Executive Vice President

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

      Primus High Yield Bond Fund, L.P.

By:	Shenkman Capital Management, Inc., as
Investment Manager

By	/s/ Richard H. Weinstein
	Name:	Richard H. Weinstein
	Title:	Executive Vice President

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

      Old Westbury Global Opportunities Fund

By:	Shenkman Capital Management, Inc., as
Investment Manager

By	/s/ Richard H. Weinstein
	Name:	Richard H. Weinstein
	Title:	Executive Vice President

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

       Teachers Retirement System For City Of New York

By: Shenkman Capital Management, Inc., as Investment
Adviser

By	/s/ Richard H. Weinstein
	Name:	Richard H. Weinstein
	Title:	Executive Vice President
Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

       New York City Police Pension Fund

By: Shenkman Capital Management, Inc., as Investment
Adviser

By	/s/ Richard H. Weinstein
	Name:	Richard H. Weinstein
	Title:	Executive Vice President

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

       New York City Employees’ Retirement System

By: Shenkman Capital Management, Inc., as Investment
Adviser

By	/s/ Richard H. Weinstein
	Name:	Richard H. Weinstein
	Title:	Executive Vice President

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

       Harbor High Yield Bond Fund

By: Shenkman Capital Management, Inc., as Sub Advisor

By	/s/ Richard H. Weinstein
	Name:	Richard H. Weinstein
	Title:	Executive Vice President

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

       Fenwick Recovery Master Fund, Inc.

By: Shenkman Capital Management, Inc., as Investment
Advisor

By	/s/ Richard H. Weinstein
	Name:	Richard H. Weinstein
	Title:	Executive Vice President

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

       Credos Floating Rate Fund, L.P.

By: Shenkman Capital Management, Inc., its General
Partner

By	/s/ Richard H. Weinstein
	Name:	Richard H. Weinstein
	Title:	Executive Vice President

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

       Consulta High Yield Fund PCC Limited

By: Shenkman Capital Management, Inc., as Investment
Manager

By	/s/ Richard H. Weinstein
	Name:	Richard H. Weinstein
	Title:	Executive Vice President

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC, THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

       GMAM Investment Funds Trust

By: Shenkman Capital Management, Inc., as Investment
Manager

By	/s/ Richard H. Weinstein
	Name:	Richard H. Weinstein
	Title:	Executive Vice President

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

SunAmerica Senior Floating Rate Fund, Inc. as Lender

By: Wellington Management Company, LLP as investment
adviser

By:	/s/ Donald M. Caiazza
	Name:	Donald M. Caiazza
	Title:	Vice President and Counsel

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Nuveen Floating Rate Income Fund

By: Symphony Asset Management, LLC

By:	/s/ James Kim
	Name:	James Kim
	Title:	Portfolio Manager

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Nuveen Floating Rate Income Opportunity Fund
By: Symphony Asset Management, LLC

By:	/s/ James Kim
	Name:	James Kim
	Title:	Portfolio Manager

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Nuveen Senior Income Fund
By: Symphony Asset Management, LLC

By:	/s/ James Kim
	Name:	James Kim
	Title:	Portfolio Manager

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Symphony CLO I
By: Symphony Asset Management, LLC

By:	/s/ James Kim
	Name:	James Kim
	Title:	Portfolio Manager

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Symphony CLO II
By: Symphony Asset Management, LLC

By:	/s/ James Kim
	Name:	James Kim
	Title:	Portfolio Manager

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Symphony CLO III
By: Symphony Asset Management, LLC

By:	/s/ James Kim
	Name:	James Kim
	Title:	Portfolio Manager

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Symphony CLO IV
By: Symphony Asset Management, LLC

By:	/s/ James Kim
	Name:	James Kim
	Title:	Portfolio Manager

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Nuveen Municipal Employees Annuity & Benefit
Fund of Chicago
By: Symphony Asset Management, LLC

By:	/s/ James Kim
	Name:	James Kim
	Title:	Portfolio Manager

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Palmetto Investors Master Fund, LLC

By TCW Asset Management Company, as its
Managing Member

By:	/s/ [ILLEGIBLE]
Name:
Title:

By:	/s/ John A. Fekete
	Name:	John A. Fekete
	Title:	Senior Vice President

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

TCW Absolute Return Credit Fund, L.P

By: TCW Asset Management Company, its Investment Manager

By:	/s/ [ILLEGIBLE]
Name:
Title:

By:	/s/ John A. Fekete
	Name:	John A. Fekete
	Title:	Senior Vice President

Signature Page to Second Amendment

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 27, 2006, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

ENDURANCE CLO I, LTD.

By: West Gate Horizons Advisors LLC,
as Collateral Manager

By:	/s/ Robert Cohen
Name:	Robert Cohen
Title:	Senior Credit Analyst

WG HORIZONS CLO I By: West Gate Horizons Advisors LLC, as Investment Manager
By:	/s/ Robert Cohen
Name:	Robert Cohen
Title:	Senior Credit Analyst

OCEAN TRAILS CLO II By: West Gate Horizons Advisors LLC, as Investment Manager
By:	/s/ Robert Cohen
Name:	Robert Cohen
Title:	Senior Credit Analyst

Signature Page to Second Amendment